EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

among

GOLDMAN SACHS MORTGAGE COMPANY,
as Assignor

GS MORTGAGE SECURITIES CORP.,
as Assignee

and

GREENPOINT MORTGAGE FUNDING, INC.
as Servicer

Dated as of

December 1, 2006

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment Agreement”) made this 1st day of December, 2006, among GreenPoint Mortgage Funding, Inc., (the “Servicer”), GS Mortgage Securities Corp., as assignee (the “Assignee”) and Goldman Sachs Mortgage Company, as assignor (the “Assignor”).

WHEREAS, the Assignor and the Servicer have entered into (i) the Flow Interim Servicing Agreement, dated as of October 1, 2006 (the “Servicing Agreement”) and (ii) the Flow Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2006 (the “Flow Sale Agreement”) and the related Trade Confirmations dated as of September 14, 2006, October 5, 2006 and November 3, 2006 (the “Trade Confirmations” and together with the Flow Sale Agreement, the “Sale Agreement”) pursuant to which the Servicer sold certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the “Mortgage Loans”), which are subject to the provisions of the Servicing Agreement and the Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the “Mortgage Loan Schedule”); and

WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of December 1, 2006 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Wells Fargo Bank, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and as master servicer (in such capacity, the “Master Servicer”) and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and as custodian (in such capacity, the“Custodian”), the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee’s rights under the Servicing Agreement and Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder).

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption. a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor’s obligations under the Servicing Agreement and Sale Agreement, to the extent relating to the Mortgage Loans, from and after December 29, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement and Sale Agreement from and after December 29, 2006, to the extent relating to the Mortgage Loans.

(b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor’s ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and Sale Agreement.

(c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(d) The Assignor hereby assigns to the Assignee, any rights of the Assignor with respect to early payment defaults or first payment defaults in the Trade Confirmations, but only to the extent such provision relates to the Mortgage Loans. The foregoing shall constitute the Assignor’s consent to the assignment of the Trade Confirmations (to the extent required by the terms of each Trade Confirmation).

(e) Notwithstanding any provision of the Trade Confirmations to the contrary, in the event any Mortgage Loan is repurchased by the Servicer pursuant to any early payment default or first payment default provisions of the Trade Confirmations, the “Repurchase Price” payable to the Assignee shall be an amount equal to the sum of: (a) the outstanding principal balance of such Mortgage Loan as of the date of such repurchase, (b) accrued interest on such outstanding principal balance at the applicable Mortgage Interest Rate from the date interest was last paid through the last day of the month in which such repurchase takes place, (c) the amount of any outstanding advances owed to the servicer (so long as GreenPoint is not the servicer), and (d) any reasonable costs and expenses incurred by any servicer (so long as GreenPoint is not such servicer) or by the Trustee, including without limitation costs and expenses incurred in the enforcement of the Servicer’s repurchase obligation under the Trade Confirmations. It is hereby understood that the right to any excess over such amount set forth in the definition of “Repurchase Price” set forth in any Trade Confirmation is not being sold or assigned hereunder and is being retained by the Assignor.

(f) The Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under any early payment default or first payment default provisions of the Trade Confirmations including, without limitation, the enforcement of the repurchase requirements set forth therein, and shall be entitled to enforce all the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans.

2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

(a) a new defined term “Business Day” will be added to Article I after the term “Ancillary Income” as follows:

“Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the States of Maryland, Minnesota, New York or California are authorized or obligated by law or executive order to be closed.”

(b) The definition of “Remittance Date” in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

“With respect to each Mortgage Loan: the eighteenth (18th) day of any month, beginning with the eighteenth (18th) day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the immediately preceding Business Day.”

(c) Subsection (ii) of Section 10.01(a) shall be deleted in its entirety and replaced with the following:

“failure by the Interim Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of the Interim Servicer set forth in this Agreement (other than those listed in subsection (a) of this Section 10.01) which continues unremedied for a period of 30 calendar days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Interim Servicer by the Purchaser or by the Custodian; or”.

(d) The words “60 days” in Section 10.01(c) shall be deleted and replaced with the words “sixty calendar days.”

(e) A new Section 11.10 shall be added to the agreement to read as follows:

“Third Party Beneficiary. The Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.”

3. Accuracy of Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) attached hereto as Exhibit 3 is a true, accurate and complete copy of the Sale Agreement, (iii) each of the Servicing Agreement and Sale Agreement is in full force and effect as of the date hereof, (iv) except as provided in Section 2 above, each of the Servicing Agreement and Sale Agreement has not been amended or modified in any respect and (v) no notice of termination has been given to the Servicer under the Servicing Agreement or Sale Agreement. The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 9.01 of the Servicing Agreement are true and correct as of the Closing Date (as such term is defined in the Servicing Agreement).

4. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

(a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement, Sale Agreement or this Assignment Agreement.

(b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and Sale Agreement.

(c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

6. Representations and Warranties of the Assignor

The Assignor hereby represents and warrants to the Assignee as follows:

(a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement , the Sale Agreement and this Assignment Agreement.

(b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

(f) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

(h) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

(i) No Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary. In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(j)  Bring Down. With respect to the Sale Agreement, nothing has occurred or failed to occur from and after the closing date set forth in such Sale Agreement to December 29, 2006 that would cause any of the representations and warranties relating to the applicable Mortgage Loans set forth in Section 9.02 of the Sale Agreement to be incorrect in any material respects as of the date hereof as if made on the date hereof.

It is understood and agreed that the representations and warranties set forth in this Section 6 shall survive delivery of the respective mortgage loan documents to the custodians and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 7 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 6. It is further understood and agreed that, except as specifically set forth in this Section 6, the Assignor shall be deemed not to have made the representations and warranties in this Section 6(j) with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 6(j), by the Servicer in the Sale Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 6, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

7. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement. Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure or repurchase must take place within 75 days of discovery of such Qualification Defect.

In the event of a repurchase of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee’s rights under the Servicing Agreement and Sale Agreement, but only insofar as such Servicing Agreement and Sale Agreement relates to such Mortgage Loan.

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

9. Governing Law.

THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

10. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by facsimile and confirmed by a similar mailed writing, to:

(a) in the case of the Servicer,

GreenPoint Mortgage Funding, Inc.
100 Wood Hollow Drive
Novato, California 94945
Attention: Susan Davia
Facsimile: (415) 878-3598

or such other address as may hereafter be furnished by the Servicer;

(b) in the case of the Assignee,

GS Mortgage Securities Corp.
100 Second Avenue South
Suite 200 North
St. Petersburg, FL 33701
Attention:  Debbie Brown
Telephone:  (727) 825-3800
Facsimile:  (727) 825-3821

With a copy to:

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention: Christina House

or such other address as may hereafter be furnished by the Assignee, and

(c) in the case of the Assignor,

Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention:  Howard Altarescu
Facsimile:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

11. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

12. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

13. Confidentiality. Notwithstanding anything to the contrary contained in the Servicing Agreement or this Assignment Agreement the Servicer hereby agrees that the Depositor and its designees may file copies of this Assignment Agreement and the Servicing Agreement with the Securities and Exchange Commission in accordance with Item 1108(c) of Regulation AB.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

ASSIGNOR:

GOLDMAN SACHS MORTGAGE COMPANY

By: Goldman Sachs Real Estate Funding Corp., its General Partner

By:  /s/ Greg A. Finck
Name: Greg A. Finck
Title: Managing Director

ASSIGNEE:

GS MORTGAGE SECURITIES CORP.

By:  /s/ M. Gill
Name: M. Gill
Title: Vice President

SERVICER:

GREENPOINT MORTGAGE FUNDING, INC.

By:  /s/ Susan Davia
Name: Susan Davia
Title: Vice President

EXHIBIT 1

Mortgage Loan Schedule

1-1

EXHIBIT 2

Servicing Agreement

2-1

EXHIBIT 3

Sale Agreement

3-1